EXHIBIT 10.02

FIRST AMENDMENT
TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (“Amendment”) dated effective as of September 12, 2005, is made by and between PS BUSINESS PARKS, L.P., a California limited partnership (“Seller”), and Triple Net Properties, LLC, a Virginia limited liability company (“Buyer”).

RECITALS:

A. Seller and Buyer entered into that certain Purchase and Sale Agreement and Escrow Instructions, with an effective date of July 1, 2005 (“Agreement”) pertaining to those certain tracts or parcels situated in City of Beaverton, County of Washington, Oregon, including Buildings 6, 7, 8, 12, 13 and certain undeveloped land within the project commonly known as Woodside Corporate Park, as more particularly described in the Agreement. All capitalized terms not defined herein shall have the same meaning given to them in the Agreement.

B. Seller and Buyer also desire to amend the Agreement on the terms and conditions set forth below.

AGREEMENT:

NOW, THEREFORE, for and in consideration of the foregoing recitals, Ten and No/100 Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1. Seller and Buyer agree that, notwithstanding the terms of Section 4.1 of the Agreement, the Closing Date is hereby modified to September 29, 2005 or to such earlier time as the Seller and Buyer shall agree.

4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile signature. In the event of any conflict or inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall govern and control. Except as expressly amended hereby, the Agreement is in full force and effect and the terms and conditions thereof are ratified and reaffirmed in their entirety.

IN WITNESS WHEREOF, each of the undersigned, by its duly authorized representative, hereby executes and delivers this Amendment as of the date first above written.

SELLER:

PS BUSINESS PARKS, L.P.,

a California limited partnership

By:
Name:
Title:

BUYER:

Triple Net Properties, LLC,

a Virginia Limited liability company

By: /s/ Louis Rogers

Name: LOUIS ROGERS, PRESIDENT